A Trusted Technology Partner to Medical and Advanced Technology Equipment Manufacturers Nasdaq: NOVT January 2019 Exhibit 99.1

Safe Harbor Statement The statements in this presentation that relate to guidance, pro forma presentations, future plans, goals, business opportunities, and future events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, failure to achieve expected benefits of acquisitions, failure to comply with Food and Drug Administration regulations, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange Commission (“SEC”). Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures included in the Company’s Form 10-K for the year ended December 31, 2017 and subsequent quarterly filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Company’s most recent quarterly earnings release Form 8-K filing for more information. In this presentation, we present the non-GAAP financial measures of Adjusted Revenue, Adjusted Diluted EPS, and Adjusted EBITDA. Please see “Use of Non-GAAP Financial Measures” in the accompanying appendix and our third quarter 2018 earnings press release for the reasons why we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures. The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation.

Note: Revenue, Adjusted EBITDA and Adjusted Diluted EPS figures are based on the range for 2019 full–year outlook. Note: Adjusted EBITDA & Adjusted Diluted EPS are Non-GAAP measures. See explanations for use of non-GAAP measures in the appendix. +$131M in adjusted EBITDA +$2.30 adjusted diluted EPS +$645M annual revenue with ~60% outside the US +$4.5B addressable market with 5%–7% CAGR COMPANY OVERVIEW Leader in Mission Critical Technologies to Medical & Advanced Industrial Markets

High Performance Growth Culture Novanta Operating Model DIFFERENTIATED OEM Business Model Focus on Cash Returns Highly engineered “sticky” solutions based on proprietary technology Imbedded in ~10 year customer platforms    Diversified across +40 end- market applications  Novanta Growth System: operational excellence Disciplined capital allocation based on ROIC  Strategic and disciplined M&A  Novanta Growth System: innovation & commercial excellence  Owner mindset through autonomous business units  Collaborative and performance based culture

Value Creation Approach Multiple drivers FOCUS ON HIGH GROWTH MARKETS Niche leadership in secular growth markets Balanced across multiple end markets DRIVE CONSISTENT ORGANIC GROWTH Product innovation Global presence Increasing content with OEMs EXECUTE ON VALUE-CREATING M&A Disciplined and cash returns-focused OPERATE “THE NOVANTA WAY” Novanta Growth System Culture & people

Novanta Operating Groups and Businesses 40% Vision 40% PHOTONICS 20% Precision Motion Galvanometer Optical scanners Scanhead solutions Visible CW lasers Laser beam delivery sub-systems Low-power CO2 lasers for fine material processing Detection & Analysis Minimally Invasive Surgery RFID, barcode scanning and machine vision Insufflators, pumps and disposables Endoscopic visualization Integrated OR solutions Position detection sensors Integrated motion solutions Pro Forma for completed acquisitions

Drive Consistent Organic Growth Leverage Growth Capabilities Product Innovation +400 engineers ~9% of revenue invested in R&D +400 Patents Global Presence Application & engineering focused salesforce in key local markets Opportunity for deepening presence outside the US Global manufacturing & global R&D footprint Increasing Content with OEMs Forward integration, from component to sub-system, in OEM platforms Driving additional component / technology content from breadth of portfolio

Focus on High Growth Markets Industry 4.0: Factory of the Future Medical: VALUE BASED HEALTHCARE Key Secular Growth Drivers Factory floor and warehouse automation High precision production technologies Quality control & characterization Personalized medicine Lower costs with better outcomes Greater accuracy and higher throughput High Growth Markets + Regulatory Requirements + Workflow Efficiency Example End Markets Metals Additive Manufacturing Robotics & Automation Metrology & Inspection Minimally Invasive Surgery Robotic Surgery DNA Sequencing Where you play matters

How We Win in Attractive End Markets +$17 Billion Systems Market Growing between 15%-25% CAGR The share of manufacturing tasks performed by robots is expected to rise from 10% to 25% by 20251 Precision Robotics Novanta Solution Highest accuracy, smallest form factor adjacent motor and encoder components which can be specifically customized in high performance niche industrial robotics and automation applications Multiple encoder offerings which are well-suited to both clean environments and dirty/extreme environments 1 BCG, The Robotics Revolution, Sept 2016 COMPONENTS SUB-SYSTEMS Increase in Value Chain

How We Win in Attractive End Markets $28 billion systems market +8% growth market Clinical acceptance and adoption accelerating through new applications Critical need for ultra-precise photonics solutions that can handle high throughput of samples DNA Sequencing Novanta Solution Combine light source and beam delivery into a larger sub-system, an optical light engine By increasing content for our customers, we enable them to focus on their core competencies Increase in Value Chain COMPONENTS SUB-SYSTEMS SOFTWARE & CONTROLS

Identify Market Opportunities with Secular Growth Drivers Execute on Value-Creating M&A Driving double-digit reported growth Businesses with high growth & high cash returns Capital deployed to high ROIC opportunities New technologies that drive content & sub-system growth

Drive Cash Flow Returns * After-Tax Profit is a non-GAAP metric, which excludes depreciation and amortization costs ** Defined as Inventory, Accounts Receivable and Accounts Payable *** Property, plant and equipment, excluding capital leases Cash Return on Investment After-Tax Profit*/Tangible Assets (**NWC + ***PP&E) Targets ~4% Net productivity per year 15% of sales net working capital Note: 2018 Cash Return on Investment is based on the full–year guidance provided on November 6, 2018. The Company neither updates nor confirms this forward-looking guidance.

Deliver Consistent Financial Results Note: Adjusted Revenue, Adjusted EBITDA & Adjusted Diluted EPS are non-GAAP measures. See explanations for use of non-GAAP measures in the appendix. Adjusted Revenue Adjusted EBITDA Adjusted diluted EPS $645M–$655M $225M +16% CAGR $131M–$135M $42M +18% CAGR $2.30–$2.36 $0.45 +26% CAGR

2020 Strategic Direction Leader in intelligent mission critical and enabling technologies 1 Breakthrough Scale Double annual revenue to $750M Consistent Growth 5–7% organic growth and +50% of revenue in medical markets Global Market Leadership “Top 2” share position globally Superior Profitability Deliver +20% adjusted EBITDA, with diversified businesses Reputation for Excellence Widely recognized as a world class operating company 2 3 4 5

About Novanta Novanta is a leading global supplier of core technology solutions that give medical and advanced industrial original equipment manufacturers (“OEMs”) a competitive advantage. We combine deep proprietary technology expertise and competencies in photonics, vision, and precision motion with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers' demanding applications. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta's common shares are quoted on Nasdaq under the ticker symbol “NOVT.”

Source APPENDIX Nasdaq: NOVT

Use of Non-GAAP The non-GAAP financial measures used in this presentation are non-GAAP Adjusted Revenue, Adjusted EBITDA, and Adjusted Diluted EPS from continuing operations. The Company believes that these non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures and product line closures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, is often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period. Adjusted Revenue excludes the JK Lasers business to only show the results of ongoing operations of the Company as the JK Lasers business was sold in April 2015. We excluded JK Lasers sales from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe make comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, we include estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. The Company defines Adjusted EBITDA as operating income (loss) from continuing operations before deducting depreciation, amortization, non-cash share-based compensation, restructuring, acquisition, divestiture and other costs, impairment of goodwill and intangible assets, acquisition fair value adjustments, CEO transition costs and inventory related charges associated with product line closures. The Company’s Adjusted EBITDA is used by management to evaluate operating performance internally, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees. Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis. Adjusted Diluted EPS from Continuing Operations excludes amortization of acquired intangible assets and revenue fair value adjustments related to business acquisitions, restructuring, acquisition, divestiture, and other costs, inventory related charges associated with product line closures, CEO transition costs, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary, impairment of goodwill and intangible assets, gain on acquisition of business, significant non-recurring income tax expenses (benefits) related to releases of valuation allowance, effects of changes in tax laws, income tax audit settlements, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments. In addition, the Company excluded the adjustment of redeemable noncontrolling interest to estimated redemption value as: (1) the adjustment is unusual; (2) the amount is noncash; (3) the amount is excluded from the determination of net income attributable to Novanta Inc.; and (4) the Company believes that it may not be indicative of future adjustments and that investors may benefit from an understanding of the Company's results without giving effect to this adjustment. The Company also uses Adjusted Diluted EPS as a performance measurement for performance shares issued to certain executives. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this document.

Non-GAAP Reconciliation Twelve Months Ended Nine Months Ended December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 September 28, 2018 ADJUSTED REVENUE (in thousands of dollars) Revenue (GAAP) $243,796 $316,910 $364,706 $373,598 $384,758 $521,290 $458,159 JK Lasers divestiture (19,200) (19,051) (22,425) (5,731) - - - Acquisition fair value adjustments - 275 220 143 32 - - Adjusted Revenue (Non-GAAP) $224,596 $298,134 $342,501 $368,010 $384,790 $521,290 $458,159 Twelve Months Ended Nine Months Ended December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 September 28, 2018 ADJUSTED EBITDA (in thousands of dollars) Operating income (loss) from continuing operations (GAAP) $20,798 $19,951 $(16,729) $29,304 $32,955 $57,566 $55,337 Depreciation and amortization 12,458 19,570 23,797 19,114 20,357 30,758 27,386 Share-based compensation 4,534 5,442 4,329 4,387 4,293 5,493 5,475 Impairment of goodwill and intangible assets - - 41,442 - - - - Restructuring, acquisition, divestiture and other costs 4,369 5,387 3,091 8,273 7,945 7,542 4,805 Inventory related charges for discontinuation of radiology products - - - - 1,370 - - Acquisition fair value adjustments - 965 596 358 205 4,754 - CEO transition costs - - - - 1,306 - - Adjusted EBITDA (Non-GAAP) $42,159 $51,315 $56,526 $61,436 $68,431 $106,113 $93,003

Non-GAAP Reconciliation *Adjusted Diluted EPS was not updated for the Scientific Lasers divestiture. Management determined that revising the Adjusted Diluted EPS figures would not have resulted in a material change. ADJUSTED DILUTED EARNINGS PER SHARE Twelve Months Ended Nine Months Ended December 31, 2012* December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 September 28, 2018 (in thousands of dollars or shares, except per share amounts) Net income (loss) attributable to Novanta Inc. (GAAP) $22,474 $9,977 $(16,909) $35,628 $22,003 $60,051 $37,465 Less: Adjustment of redeemable noncontrolling interest to estimated redemption value - - - - - (20,244) 1,781 Net income (loss) attributable to Novanta Inc. after adjustment of redeemable noncontrolling interest to estimated redemption value $22,474 $9,977 $(16,909) $35,628 $22,003 $39,807 $39,246 Diluted EPS from Continuing Operations (GAAP) $0.66 $0.29 $(0.49) $1.02 $0.63 $1.13 $1.11 Adjustment of redeemable noncontrolling interest to estimated redemption value - - - - - 20,244 (1,781) Net income (loss) attributable to Novanta Inc. $22,474 $9,977 $(16,909) $35,628 $22,003 $60,051 $37,465 Non-GAAP adjustments: Amortization of intangible assets 5,815 12,550 16,405 12,323 12,415 20,920 18,999 Restructuring, divestiture and other costs 8,051 3,757 1,570 6,970 2,970 346 1,125 Acquisition related costs 791 1,630 1,522 1,303 4,975 7,196 3,680 Acquisition fair value adjustments - 965 596 358 205 4,754 - Inventory related charges for discontinuation of radiology products - - - - 1,370 - - CEO transition costs - - - - 1,306 - - Impairment of goodwill and intangible assets - - 41,442 - - - - Gain on JK Lasers sale - - - (19,629) - - - Unrealized foreign currency loss on JK Lasers sales process - - - 1,350 - - - Gain on acquisition of business - - - - - (26,409) - Total Non-GAAP adjustments before income taxes 14,657 18,902 61,535 2,675 23,241 6,807 23,804 Tax effect of Non-GAAP adjustments (5,654) (6,665) (15,717) (4,636) (5,668) (9,641) (4,710) Non-GAAP tax adjustments (16,004) (858) (871) (1,171) (1,465) (759) (5) Adjusted Income from Continuing Operations (Non-GAAP) $15,473 $21,356 $28,038 $32,496 $38,111 $56,458 $56,554 Adjusted Diluted EPS from Continuing Operations (Non-GAAP) $0.45 $0.62 $0.81 $0.93 $1.09 $1.60 $1.59 Weighted-average shares outstanding, Diluted 33,936 34,396 34,769 34,827 34,914 35,280 35,485